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                                                                  EXHIBIT (j)(2)


                          INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the use in this Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of our report dated August 15, 2000 of the Tax-Managed Emerging Growth Portfolio, which appears in such Registration Statement.

     We also consent to the reference to us under the heading "Other Service Providers" in such Registration Statement.


                                /s/ Deloitte & Touche LLP
                                DELOITTE & TOUCHE LLP

December 27, 2000
Boston, Massachusetts

                                      C-14